Exhibit 99.1

Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com

AutoNation Reports First-Quarter Net Income From
Continuing Operations of $0.33 Per Share

•	Record first-quarter operating income of $199 million, up 9%

•	Repurchased $95 million in senior notes, reducing net income $.03 per share in the quarter

•	Excluding $.03 per share impact of senior note repurchases, first- quarter adjusted EPS from continuing operations was $.36, up 13% from last year

FORT LAUDERDALE, Fla. (April 28, 2005) -— AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2005 first-quarter net income from continuing operations of $88 million or $0.33 per share, compared to year-ago net income from continuing operations of $89 million or $0.32 per share. During the quarter, the Company repurchased $95 million in face value of its senior notes, incurring repurchase costs of approximately $9 million after tax, or $.03 per share. Excluding this impact, the Company’s first-quarter adjusted net income from continuing operations was $97 million or $0.36 per share, an increase of 13% over the prior year, primarily as a result of strong revenue growth in parts and service, gross margin increases in new and used vehicles, continued leverage of the Company’s cost structure, and the repurchase of common stock, partially offset by higher floorplan interest expense due to rising rates.

     First-quarter 2005 revenue totaled $4.6 billion, up slightly from a year ago. Operating income was a record for the first-quarter at $199 million, an increase of 9% compared to the prior year.

     Commenting on first-quarter 2005 performance, AutoNation Chairman and Chief Executive Officer Mike Jackson said, “We are especially pleased with our ability to grow operating income by 9% and adjusted EPS by 13% in a challenging new vehicle environment. AutoNation’s performance in the first-quarter was driven by an increase in new vehicle gross margins, greatly improved used vehicle pricing, and strong parts and service growth combined with our continued discipline in cost and inventory management and redeployment of cash. During the first-quarter, we took advantage of our financial flexibility to capitalize on an opportunity to retire a significant portion of our most expensive debt.” At the end of first-quarter 2005, AutoNation’s new vehicle inventory level was 60 days supply versus 67 days at the end of first-quarter 2004, representing a decline of 12,000 units, or 13%.

     AutoNation will discuss these results and information regarding the Company’s business and operating environment during a conference call and audio webcast this morning at 11:00 a.m. Eastern Time. To listen to the live conference call, dial (800) 762-6067 or listen to the audio webcast via the Internet at www.AutoNation.com by clicking on the “About Us” link, then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time through May 5, 2005 by calling (800) 475-6701 (access code #778614) or via the Internet as outlined above.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and a component of the Standard and Poor’s 500 Index. In 2004 AutoNation was named America’s Most Admired Automotive Retailer for the 4th year in a row. AutoNation has approximately 27,000 full-time employees and owns and operates 352 new vehicle franchises in 17 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.

FORWARD LOOKING STATEMENTS

Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its earnings outlook. This release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three-month periods ended March 31, 2005 and 2004, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended March 31,
	2005	2004
Revenue:
New vehicle	$2,705.8	$2,740.3
Used vehicle	1,091.6	1,075.3
Parts and service	653.9	618.4
Finance and insurance	147.9	148.3
Other	21.1	23.6

Total revenue	4,620.3	4,605.9

Cost of sales:
New vehicle	2,507.2	2,543.1
Used vehicle	976.2	970.0
Parts and service	370.8	347.9
Other	9.1	9.7

Total cost of sales	3,863.3	3,870.7

Gross profit	757.0	735.2

Selling, general and administrative expenses	537.2	532.4
Depreciation and amortization	20.5	18.7
Other losses	0.1	1.8

Operating income	199.2	182.3

Floorplan interest expense	(25.8)	(16.9)
Other interest expense	(17.6)	(19.3)
Other interest expense — senior note repurchases	(14.4)	—
Interest income	1.5	0.7
Other losses	(1.0)	(0.5)

Income from continuing operations before income taxes	141.9	146.3
Provision for income taxes	53.6	57.8

Net income from continuing operations	88.3	88.5

Income (loss) from discontinued operations, net of income taxes	8.7	(1.2)

Net income	$97.0	$87.3

Diluted earnings per share:
Continuing operations	$0.33	$0.32
Discontinued operations	$0.03	—

Net income	$0.36	$0.32

Weighted average common and common equivalent shares outstanding	270.3	275.7

Common shares outstanding	262.7	267.3

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended March 31,
	2005	2004	$ Variance	% Variance
Revenue:
New vehicle	$2,705.8	$2,740.3	$(34.5)	(1.3)
Retail used vehicle	900.5	888.6	11.9	1.3
Wholesale	191.1	186.7	4.4	2.4

Used vehicle	1,091.6	1,075.3	16.3	1.5

Parts and service	653.9	618.4	35.5	5.7
Finance and insurance	147.9	148.3	(0.4)	(0.3)
Other	21.1	23.6	(2.5)

	$4,620.3	$4,605.9	$14.4	0.3

Gross profit:
New vehicle	$198.6	$197.2	$1.4	0.7
Retail used vehicle	112.2	104.6	7.6	7.3
Wholesale	3.2	0.7	2.5

Used vehicle	115.4	105.3	10.1	9.6

Parts and service	283.1	270.5	12.6	4.7
Finance and insurance	147.9	148.3	(0.4)	(0.3)
Other	12.0	13.9	(1.9)

	757.0	735.2	21.8	3.0

Selling, general and administrative expenses	537.2	532.4	(4.8)	(0.9)

Depreciation and amortization	20.5	18.7	(1.8)
Other losses (gains)	0.1	1.8	1.7

Operating income	199.2	182.3	16.9	9.3

Floorplan interest expense	(25.8)	(16.9)	(8.9)
Other interest expense	(17.6)	(19.3)	1.7
Other interest expense — senior note repurchases	(14.4)	—	(14.4)
Interest income	1.5	0.7	0.8
Other income	(1.0)	(0.5)	(0.5)

Income from continuing operations before income taxes	$141.9	$146.3	$(4.4)	(3.0)

Retail vehicle unit sales:
New	92,342	95,572	(3,230)	(3.4)
Used	60,300	61,673	(1,373)	(2.2)

	152,642	157,245	(4,603)	(2.9)

Revenue per vehicle retailed:
New	$29,302	$28,673	$629	2.2
Used	$14,934	$14,408	$526	3.7

Gross profit per vehicle retailed:
New	$2,151	$2,063	$88	4.3
Used	$1,861	$1,696	$165	9.7
Finance and insurance	$969	$943	$26	2.8

Operating Percentages	Three Months Ended March 31,
	% 2005	% 2004
Revenue mix percentages:
New vehicle	58.6	59.5
Used vehicle	23.6	23.3
Parts and service	14.2	13.4
Finance and insurance	3.2	3.2
Other	0.4	0.6

	100.0	100.0

Gross profit mix percentages:
New vehicle	26.2	26.8
Used vehicle	15.2	14.3
Parts and service	37.4	36.8
Finance and insurance	19.5	20.2
Other	1.7	1.9

	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.3	7.2
Used vehicle — retail	12.5	11.8
Parts and service	43.3	43.7
Total	16.4	16.0
Selling, general and administrative expenses	11.6	11.6
Operating income	4.3	4.0

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	71.0	72.4
Operating income	26.3	24.8

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended March 31,
	2005	2004
Capital expenditures, excluding property operating lease buy-outs	$20.5	$21.4

Property operating lease buy-outs	$—	$77.7

Stock repurchases	$70.9	$58.1

Acquisitions	$2.1	$87.9

Proceeds from exercises of stock options	$23.0	$12.7

Senior note repurchases	$106.0	$—

Floorplan Assistance and Expense	Three Months Ended March 31,
	2005	2004	Variance
Floorplan assistance (included in cost of sales)	$27.4	$26.4	$1.0
Floorplan interest expense	(25.8)	(16.9)	(8.9)

Net floorplan benefit	$1.6	$9.5	$(7.9)

Balance Sheet and Other Highlights
	March 31, 2005	December 31, 2004	March 31, 2004
Cash and cash equivalents	$28.7	$107.5	$34.5
Inventory	$2,856.5	$2,623.5	$3,040.2
Floorplan notes payable	$2,655.7	$2,501.1	$2,868.4
Non-vehicle debt	$686.4	$812.6	$821.8
Equity	$4,322.4	$4,263.1	$3,990.4

New days supply (industry standard of selling days, including fleet)	60 days	53 days	67 days

Used days supply (trailing 30 days)	39 days	37 days	38 days

Brand Mix — New Vehicle Revenue %	Three Months Ended March 31,
	2005	2004
Detroit 3:
Ford (Ford, Lincoln-Mercury)	19.2	21.8
General Motors (Chevrolet, Pontiac, Buick, Cadillac, GMC)	17.1	19.1
Chrysler (Chrysler, Jeep, Dodge)	9.1	9.2

Detroit 3 total	45.4	50.1

Premium Luxury:
Mercedes	8.9	8.6
BMW	5.0	3.9
Lexus	3.1	3.3
Other premium luxury (Jaguar, Rolls Royce)	1.1	1.2

Premium Luxury total	18.1	17.0

Imports:
Honda	7.5	7.0
Toyota	12.2	11.2
Nissan	10.3	8.9
Other imports	6.5	5.8

Import total	36.5	32.9

	100.0	100.0

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations
	Three Months Ended March 31,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004
As reported	$97.0	$87.3	$0.36	$0.32
Discontinued operations — store divestitures, net of income taxes	3.0	1.2	$0.01	—
Discontinued operations — tax adjustments	(11.7)	—	$(0.04)	—

From continuing operations, as reported	88.3	88.5	$0.33	$0.32

Senior note repurchases	8.7	—	$0.03

Adjusted	$97.0	$88.5	$0.36	$0.32

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, high 16 million units

SGA % reduction (over 2005 and 2006) (SGA % of gross profit less floorplan interest expense)	approximately 110 bp

Continued opportunistic redeployment of cash flow	share repurchase, debt reduction, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

Note

The Company’s parts and service departments provide reconditioning repair work for used vehicles acquired by the used vehicle department and minor preparatory work for new vehicles. The parts and service departments charge the new and used departments as if they were third parties in order to account for total activity performed by that department. The Company has determined that the revenue and related cost of sales of both new and used vehicles had not been reduced by the intracompany charge for such work. Commencing with the second quarter of 2004, the Company is making the adjustment and has revised amounts previously reported by reducing new and used vehicle revenue and cost of sales by the amount of the intracompany charge. The adjustments have no impact on total gross profit, operating income, income from continuing operations, net income, earnings per share, cash flows, or financial position for any period or their respective trends.

The effect of the adjustments was to reduce both revenue and cost of sales for new vehicles by $21 million for the three months ended March 31, 2004, respectively, and for used vehicles by $50 million for the same period, respectively. Accordingly, the Company’s revenue-based performance metrics, such as revenue per vehicle, gross profit as a percent of revenue, and SG&A as a percent of revenue, also have been revised. These revisions do not have a material impact on the amounts for any period or respective trends.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended March 31,
	2005	2004	$ Variance	% Variance
Revenue:
New vehicle	$2,644.5	$2,736.9	$(92.4)	(3.4)
Retail used vehicle	882.3	887.4	(5.1)	(0.6)
Wholesale	183.3	185.9	(2.6)	(1.4)

Used vehicle	1,065.6	1,073.3	(7.7)	(0.7)
Parts and service	642.2	617.4	24.8	4.0
Finance and insurance	145.8	148.7	(2.9)	(2.0)
Other	8.3	8.7	(0.4)	(4.6)

	$4,506.4	$4,585.0	$(78.6)	(1.7)

Gross profit:
New vehicle	$193.8	$197.2	$(3.4)	(1.7)
Retail used vehicle	110.6	104.5	6.1	5.8
Wholesale	2.6	0.7	1.9

Used vehicle	113.2	105.2	8.0	7.6
Parts and service	277.4	270.0	7.4	2.7
Finance and insurance	145.8	148.7	(2.9)	(2.0)
Other	6.7	7.1	(0.4)	(5.6)

	$736.9	$728.2	$8.7	1.2

Retail vehicle unit sales:
New	90,809	95,429	(4,620)	(4.8)
Used	59,510	61,567	(2,057)	(3.3)

	150,319	156,996	(6,677)	(4.3)

Revenue per vehicle retailed:
New	$29,122	$28,680	$442	1.5
Used	$14,826	$14,414	$412	2.9

Gross profit per vehicle retailed:
New	$2,134	$2,066	$68	3.3
Used	$1,859	$1,697	$162	9.5
Finance and insurance	$970	$947	$23	2.4

Operating Percentages	Three Months Ended March 31,
	% 2005	% 2004
Revenue mix percentages:
New vehicle	58.7	59.7
Used vehicle	23.6	23.4
Parts and service	14.3	13.5
Finance and insurance	3.2	3.2
Other	0.2	0.2

	100.0	100.0

Gross profit mix percentages:
New vehicle	26.3	27.1
Used vehicle	15.4	14.4
Parts and service	37.6	37.1
Finance and insurance	19.8	20.4
Other	0.9	1.0

	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.3	7.2
Used vehicle — retail	12.5	11.8
Parts and service	43.2	43.7
Total	16.4	15.9

See accompanying note.

AUTONATION, INC.
UNAUDITED QUARTERLY CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

The following unaudited quarterly consolidated income statements for the periods presented have been adjusted to classify certain stores as discontinued operations as of March 31, 2005.

	Three Months Ended				Year Ended
					December 31,
	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	2004
Revenue:
New vehicle	$2,740.3	$2,995.4	$3,130.8	$2,962.2	$11,828.7
Retail used vehicle	888.6	892.0	864.8	859.0	3,504.4
Wholesale	186.7	202.6	212.9	196.1	798.3

Used vehicle	1,075.3	1,094.6	1,077.7	1,055.1	4,302.7

Parts and service	618.4	619.2	627.0	626.6	2,491.2
Finance and insurance	148.3	155.5	160.2	151.6	615.6
Other	23.6	22.5	21.6	21.5	89.2

Total revenue	4,605.9	4,887.2	5,017.3	4,817.0	19,327.4

Cost of sales:
New vehicle	2,543.1	2,783.9	2,913.2	2,745.2	10,985.4
Retail used vehicle	784.0	790.7	768.2	762.4	3,105.3
Wholesale	186.0	201.1	213.7	196.6	797.4

Used vehicle	970.0	991.8	981.9	959.0	3,902.7

Parts and service	347.9	345.3	355.3	352.3	1,400.8
Other	9.7	10.6	10.0	9.4	39.7

Total cost of sales	3,870.7	4,131.6	4,260.4	4,065.9	16,328.6

Gross profit	735.2	755.6	756.9	751.1	2,998.8

Selling, general and administrative expenses	532.4	541.8	540.2	530.9	2,145.3
Depreciation and amortization	18.7	19.7	20.2	24.1	82.7
Other losses (gains)	1.8	(1.4)	0.9	2.7	4.0

Operating income	182.3	195.5	195.6	193.4	766.8

Floorplan interest expense	(16.9)	(20.7)	(20.9)	(22.4)	(80.9)
Other interest expense	(19.3)	(19.7)	(18.4)	(19.6)	(77.0)
Interest income	0.7	0.7	0.9	1.2	3.5
Other losses	(0.5)	(0.9)	(1.8)	(1.7)	(4.9)

Income from continuing operations before income taxes	146.3	154.9	155.4	150.9	607.5

Provision for income taxes	57.8	58.6	59.6	34.5	210.5

Net income from continuing operations	88.5	96.3	95.8	116.4	397.0

Income (loss) from discontinued operations, net of income taxes	(1.2)	(4.2)	(3.4)	45.4	36.6

Net income	$87.3	$92.1	$92.4	$161.8	$433.6

Diluted earnings per share:
Continuing operations	$0.32	$0.35	$0.35	$0.43	$1.46
Discontinued operations	$(0.00)	$(0.02)	$(0.01)	$0.17	$0.13

Net income	$0.32	$0.34	$0.34	$0.60	$1.59

Weighted average common and common equivalent shares outstanding	275.7	273.2	270.6	270.3	272.5

Common shares outstanding	267.3	267.7	264.4	264.3	264.3

Retail vehicle unit sales:
New	95,572	105,256	109,004	98,438	408,270
Used	61,673	61,274	59,483	56,307	238,737

See accompanying note.